Components of Net Periodic Benefit Cost (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Net Periodic Benefit Cost:
Service cost	$ 275	$ 568	$ 1,572
Interest cost	91	126	336
Projected return on plan assets	(77)	(78)	(58)
Amortization of unrecognized net transition obligation and unrecognized net actuarial gain	48	41	37
Net periodic benefit cost	$ 337	$ 657	$ 1,887